Bank Loans	12 Months Ended
Dec. 31, 2024
Bank Loans [Abstract]
BANK LOANS
15.	BANK LOANS

Short-term bank loans

Short-term bank loans consisted of RMB denominated borrowings from financial institutions in the PRC that are repayable within one year. The weighted average interest rates for the outstanding short-term bank loans as of December 31, 2023 and 2024 were 3.85% and 3.85%, respectively.

In February 2023, the Group entered into a secured loan agreement with Shanghai Pudong Development Bank, pursuant to which the Group was entitled to borrow a RMB denominated loan of RMB117,000,000 for interest rate at a fixed annual interest rate of 3.85% and maturity date on March 24, 2024. As of December 31, 2023, the outstanding amount was RMB116,800,000, and the Group collateralized such borrowing with time deposits of RMB130,000,000 with maturities of less than one year. The Group fully repaid this loan during the year ended December 31, 2024.

Long-term bank loans

In November 2023, the Group entered into a secured loan agreement with Shanghai Pudong Development Bank, pursuant to which the Group was entitled to borrow a RMB denominated loan of RMB57,000,000 for interest rate at a fixed annual interest rate of 3.50% and maturity date on November 14, 2026. The Group collateralize such borrowing with long-term time deposits of RMB63,340,000.

In March 2024, the Group entered into a secured loan agreement with Shanghai Pudong Development Bank, pursuant to which the Group was entitled to borrow a RMB denominated loan of RMB200,000,000 for interest rate at a fixed annual interest rate of 3.33% and maturity date on March 25, 2027. The Group collateralize such borrowing with long-term time deposits of RMB222,230,000.

As of December 31, 2024, aggregate loan principal payments on long-term borrowings are due according to the following schedule:

Year ending December 31,	RMB	USD
2025	400,000	54,800
2026	56,800,000	7,781,568
2027	199,400,000	27,317,688
Total	256,600,000	35,154,056